SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 16, 2002

BSQUARE CORPORATION

(Exact Name of Registrant as Specified in Charter)

WASHINGTON (State or Other Jurisdiction of Incorporation)	000-27687 (Commission File Number)	91-1650880 (IRS Employer Identification No.)

3150 139th Avenue SE, Suite 500
Bellevue, Washington 98005
(425) 519-5900

(Address and Telephone Number of Registrant’s Principal Executive Offices)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99

BSQUARE CORPORATION
FORM 8-K
January 16, 2002

Item 5. Other Events.

          On January 16, 2002 BSQUARE Corporation (the “Company”) issued a press release announcing the appointment of E.H. (Ren) Jurgensen to its Board of Directors and Audit Committee. This press release, dated January 16, 2002, is attached as Exhibit 99 to this report.

Item 7. Financial Statements and Exhibits

          (c) Exhibit Index:

          99 Press Release issued by BSQUARE Corporation dated January 16, 2002.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSQUARE CORPORATION

Date: January 16, 2002	By:	/s/ William T. Baxter

William T. Baxter Chairman of the Board, President and Chief Executive Officer